SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

April 27, 2011
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K
Dated April 28, 2011

Item 2.02. Results of Operations and Financial Condition

On April 28, 2011, Ball Corporation (the “Company”) issued a press release announcing its first quarter earnings for 2011, which results are set forth in the press release dated April 28, 2011, and attached hereto as Exhibit 99.1.

Earnings information regarding the first quarter 2011, as well as information regarding the use of non-GAAP financial measures, are set forth in the attached press release.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 27, 2011, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Withheld	Broker Non-Votes

John A. Hayes	104,674,700	38,104,480	8,518,789
George M. Smart	104,499,005	38,280,175	8,518,789
Theodore M. Solso	104,264,127	38,515,053	8,518,789
Stuart A. Taylor II	91,857,463	50,921,717	8,518,789

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2011.

For	Against	Abstain	Broker Non-Votes

144,268,975	6,593,711	435,282	0

3.	Approval, by non-binding vote, of the compensation of the Named Executive Officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes

135,648,899	6,522,795	607,485	8,518,789

4.	Recommendation, by non-binding vote, regarding the frequency of the shareholder vote to approve the compensation of the Named Executive Officers .

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

131,245,255	727,855	10,522,532	283,537	8,518,789

5.
Proposal to have the Board of Directors adopt a rule to redeem any current or future rights plan unless such plan or amendments to the plan are submitted to a shareholder vote, as a separate ballot item, within 12 months.

For	Against	Abstain	Broker Non-Votes

95,989,074	46,107,440	682,170	8,518,789

6.	Proposal to have the Board of Directors take the necessary steps, excluding those that may be taken only by shareholders, to change the Company’s jurisdiction of incorporation to Delaware.

For	Against	Abstain	Broker Non-Votes

61,296,496	80,125,526	1,357,157	8,518,789

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The following is furnished as an exhibit to this report:

Exhibit 99.1	Ball Corporation Press Release dated April 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date: April 28, 2011

Ball Corporation
Form 8-K
April 28, 2011

EXHIBIT INDEX

Description	Exhibit

Ball Corporation Press Release dated April 28, 2011	99.1